UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2008

CHINA DISPLAY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21419	23-2753988
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

12A Block, Xinhe Road, Xinqiao No. 3
Industrial Zone, Shajing District, Baoan Town
Shenzen, China 150090
(Address of principal executive offices) (zip code)

86-0755-29758811
(Registrant's telephone number, including area code)

Copies to:
Asher S. Levitsky P.C.
Jeff Cahlon
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; APPOINTMENT OF CERTAIN OFFICERS.

On April 25, 2008, Yip Kam Ming resigned as the chief financial officer and secretary of China Display Technologies, Inc. (the “Company”), to pursue other interests.

On April 30, 2008, the Company elected Jason Ye as the Company’s chief financial officer and secretary, effective May 1, 2008. Mr. Ye, 29, has served as the Company’s financial manager since October 2007. From December 2004 to October 2007, Mr. Ye served as a financial advisor for several foreign capital corporations and Hong Kong exchange listed banking companies. From April 2003 to December 2004, Mr. Ye was senior client manager in the credit department of China Minsheng Banking Co., Ltd. Shenzhen Xiangmi Sub-Branch. Mr. Ye holds a Bachelor’s degree in International Finance from South China Normal University.

The Company entered into an employment agreement, effective May 1, 2008, with Mr. Ye. Pursuant to the employment agreement, Mr. Ye will serve as the Company’s chief financial officer until the employment agreement is terminated. Mr. Ye will receive a base monthly salary of 30,000 China Yuan (approximately $4,290). Following a three month probation period, and during the term thereof, Mr. Ye will receive an annual bonus equal to one month’s salary, and will be eligible for additional bonus payments and salary increases in the Company’s discretion.

During the term of the employment agreement, the Company shall grant to Mr. Ye 10,000 shares of the Company’s common stock per year. The initial grant shall vest in nine equal monthly installments, commencing July 31, 2008. Mr. Ye shall be eligible for additional annual grants of 10,000 shares, in the Company’s discretion.

During the probationary period, the employment agreement may be terminated for any reason by either party without any prior notice and without payment of any severance. Thereafter, the employment agreement may be terminated by either party for any reason on not less than 30 days’ written notice, provided that the Company may elect to terminate the employment agreement forthwith upon payment of one month’s base salary.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit
Number	Description

10.1	Employment Agreement, dated as of May 1, 2008, by and between China Display Technologies, Inc., and Jason Ye
99.1	Press release, dated April 30, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DISPLAY TECHNOLOGIES, INC.

Date: May 1, 2008	By:	/s/ Lawrence Kwok-Yan Chan
Lawrence Kwok-Yan Chan
Chief Executive Officer